UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 1, 2015

WESTWOOD HOLDINGS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31234	75-2969997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Crescent Court, Suite 1200

Dallas, Texas 75201

(Address of principal executive offices, including zip code)

(214) 756-6900

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 1, 2015, Westwood Holdings Group, Inc. (“Westwood” or the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report the completion of its acquisition of Woodway Financial Advisors, a Trust Company (“Woodway”) pursuant to a Reorganization Agreement and Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 15, 2015, by and among Westwood, Westwood Trust, a Texas trust association wholly-owned by Westwood (“Westwood Trust”), Woodway and certain shareholders of Woodway.

This Amendment No. 1 (this “Amendment”) is being filed to amend and supplement Item 9.01 of the Initial 8-K to include (i) the audited financial statements of Woodway as of and for the year ended December 31, 2014 and the unaudited condensed financial statements of Woodway as of and for the three months ended March 31, 2015 and (ii) the unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2015, the unaudited pro forma condensed combined statements of operations of the Company for the three months ended March 31, 2015 and the unaudited pro forma combined statements of operations of the Company for the year ended December 31, 2014, giving effect to transactions pursuant to the Merger Agreement.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

The audited financial statements of Woodway as of and for the year ended December 31, 2014 and the unaudited condensed financial statements of Woodway as of and for the three months ended March 31, 2015 are filed as Exhibit 99.2 to this Amendment and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2015 and the unaudited pro forma condensed combined statements of operations of the Company for the three months ended March 31, 2015 and for the year ended December 31, 2014, giving effect to the transactions pursuant to the Merger Agreement, are filed as Exhibit 99.3 to this Amendment and are incorporated herein by reference.

(d)	Exhibits.

The following Exhibits are furnished with this Current Report on Form 8-K/A:

Exhibit Number	Description

23.1	Consent of Briggs and Veselka Co.

99.1	Press Release dated April 1, 2015, entitled “Westwood Holdings Group, Inc. Finalizes Acquisition of Woodway Financial Advisors in Houston, Expanding the Westwood Trust Private Wealth Platform” (incorporated by reference to Exhibit 99.1 to the Initial 8-K).

99.2	Audited financial statements of Woodway as of and for the year ended December 31, 2014 and unaudited condensed financial statements of Woodway as of and for the three months ended March 31, 2015.

99.3	Unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2015 and unaudited pro forma condensed combined statements of operations of the Company for the three months ended March 31, 2015 and for the year ended December 31, 2014, giving effect to the transactions pursuant to the Merger Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD HOLDINGS GROUP, INC.

Date: June 10, 2015	/s/ Tiffany B. Kice
Tiffany B. Kice,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Briggs and Veselka Co.

99.1	Press Release dated April 1, 2015, entitled “Westwood Holdings Group, Inc. Finalizes Acquisition of Woodway Financial Advisors in Houston, Expanding the Westwood Trust Private Wealth Platform” (incorporated by reference to Exhibit 99.1 to the Initial 8-K).

99.2	Audited financial statements of Woodway as of and for the year ended December 31, 2014 and unaudited condensed financial statements of Woodway as of and for the three months ended March 31, 2015.

99.3	Unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2015 and unaudited pro forma condensed combined statements of operations of the Company for the three months ended March 31, 2015 and for the year ended December 31, 2014, giving effect to the transactions pursuant to the Merger Agreement.